UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08702

ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:    March 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.



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Alliance All-Market Advantage Fund

Semi-Annual Report

March 31, 2006

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[LOGO] ALLIANCEBERNSTEIN
Investments

---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The Fund's Board of Directors approved amended and restated by-laws for the Fund effective April 1, 2006. The by-laws are an exhibit to the Fund's most recently filed report on Form N-SAR, which is on file with the SEC and may be accessed via the SEC's website which is at www.sec.gov. A copy is also available upon written request to the Secretary of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 19, 2006


Semi-Annual Report

This report provides management's discussion of fund performance for Alliance All-Market Advantage Fund (the "Fund") for the semi-annual reporting period ended March 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMO".

Investment Objectives and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of AllianceBernstein's Large Cap Growth Group (the "group"), the Fund's core portfolio, which will constitute the majority of its total assets, will consist of the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of the 25 companies that are the most highly regarded by the Adviser at any point in time. These equity securities will consist of large, intensively researched, high-quality companies. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 18.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, as well as the overall stock market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended March 31, 2006.

For the six-month period ended March 31, 2006, the Fund outperformed its benchmark primarily due to excellent stock selection in the technology sector. Also contributing to outperformance was good stock selection in the financial services and energy sectors, in addition to an underweighted position in the underperforming consumer staples sector. Stock selection in the consumer discretionary sector, in addition to an underweighted position in the producer durables sector, detracted from the Fund's performance during the period under review.

For the 12-month period ended March 31, 2006, the Fund significantly outperformed its benchmark entirely due to better stock selection. The Fund gained on the benchmark in all four major sectors, most notably due to excellent stock selection in the technology sector, but better stock selection also contributed in the health care, consumer discretionary and financial services sectors. An overweighted position in the best performing energy sector also contributed to the Fund's outperformance. Overweighted positions in the health care and consumer discretionary sectors, in addition to an underweighted position in the producer


ALLIANCE ALL-MARKET ADVANTAGE FUND . 1


durables sector, modestly detracted from the Fund's performance during the 12-month period.

Market Review and Investment Strategy

The fundamentals of the U.S. economy and corporate profitability were at odds with the performance of the equity markets in both 2005 and 2004. In 2005, earnings for the S&P 500 companies were up almost 14% year-over-year, yet the S&P 500 Stock Index was up less than 5%. In 2004, earnings growth was 20%, but the S&P 500 Stock Index gained only 11%. After two consecutive years of price-to-earnings multiple compression, the S&P 500 Stock Index closed 2005 at
16.4 times estimated 2005 earnings, its lowest price-to-earnings ratio in 10 years. This has proved beneficial to the Fund, as it has outperformed both the Russell 1000 Growth Index and the S&P 500 Stock Index for the six- and 12-month periods ended March 31, 2006.

Gross domestic product (GDP) growth fell off significantly in the fourth quarter of 2005. The consensus expects a rebound in the first quarter of 2006, but not to the previous level of about 4%. Generally, growth stocks outperform value stocks during periods of decelerating economic growth. That could be the case in the coming months, since the premium for growth stocks relative to the broad market is as low as it has been in 25 years. The Fund is well positioned for a market that rewards earnings.


2 . ALLIANCE ALL-MARKET ADVANTAGE FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance All-Market Advantage Fund Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and in other newspapers in a table called "Closed-End Funds". For additional shareholder information regarding this Fund, please see page 28.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance of any particular investment, including the Fund.

A Word About Risk

The Fund's assets can be invested in foreign securities. This may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility and less liquidity due to political and economic uncertainties in foreign countries. The Fund can engage in short selling, which is a type of investment strategy that can incur additional fees. If appropriate, the Fund can utilize a variety of leveraged investment strategies. Such borrowings involve additional risk to the Fund, since interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)


ALLIANCE ALL-MARKET ADVANTAGE FUND . 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                         Returns
PERIODS ENDED MARCH 31, 2006                -----------------------
                                            6 Months      12 Months
-------------------------------------------------------------------

Alliance All-Market Advantage Fund (NAV)      7.26%        26.34%
Russell 1000 Growth Index                     6.16%        13.14%
S&P 500 Stock Index                           6.38%        11.72%

The Fund's Market Price per share on March 31, 2006 was $15.03. The Fund's Net Asset Value Price per share on March 31, 2006 was $14.38. For additional Financial Highlights, please see page 23.


See Historical Performance and Benchmark disclosures on previous page.


4 . ALLIANCE ALL-MARKET ADVANTAGE FUND


PORTFOLIO SUMMARY
March 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $53.0

SECTOR BREAKDOWN*

o     27.5%    Technology
o     18.2%    Health Care
o     17.1%    Finance
o     12.3%    Consumer Services
o     9.0%     Energy
o     3.2%     Aerospace & Defense
o     2.5%     Consumer Staples
o     1.2%     Capital Goods
o     0.3%     Multi-Industry

o     8.7%     Short-Term


TEN LARGEST HOLDINGS
March 31, 2006 (unaudited)

                                                                 Percent of
Company                                         U.S. $ Value     Net Assets
---------------------------------------------------------------------------
Halliburton Co.                                  $ 3,154,464            6.0%
QUALCOMM, Inc.                                     2,338,182            4.4
Google, Inc. Cl. A                                 2,213,250            4.2
Genentech, Inc.                                    1,926,828            3.6
Broadcom Corp. Cl. A                               1,838,616            3.5
Teva Pharmaceutical Industries Ltd. (ADR)          1,803,684            3.4
Apple Computer, Inc.                               1,779,926            3.4
eBay, Inc.                                         1,763,168            3.3
Corning, Inc.                                      1,646,892            3.1
The Boeing Co.                                     1,605,358            3.0
---------------------------------------------------------------------------
                                                 $20,070,368           37.9%

* All data are as of March 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCE ALL-MARKET ADVANTAGE FUND . 5


PORTFOLIO OF INVESTMENTS
March 31, 2006 (unaudited)

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-87.9%

Technology-28.4%
Communication Equipment-9.9%
Corning, Inc.(a)                                 61,200      $ 1,646,892
Juniper Networks, Inc.(a)                        51,200          978,944
Motorola, Inc.                                   11,500          263,465
QUALCOMM, Inc.                                   46,200        2,338,182
                                                             ------------
                                                               5,227,483
                                                             ------------

Computer Hardware/Storage-3.4%
Apple Computer, Inc.(a)                          28,300        1,774,976
                                                             ------------

Computer Peripherals-1.1%
Network Appliance, Inc.(a)                       16,600          598,098
                                                             ------------

Computer Software-1.3%
Microsoft Corp.                                  20,300          552,363
SAP AG (ADR)                                      2,100          114,072
                                                             ------------
                                                                 666,435
                                                             ------------

Internet Infrastructure-3.3%
eBay, Inc.(a)                                    45,140        1,763,168
                                                             ------------

Internet Media-1.4%
Yahoo!, Inc.(a)                                  23,100          745,206
                                                             ------------

Semiconductor Components-8.0%
Advanced Micro Devices, Inc.(a)                  43,800        1,452,408
Broadcom Corp. Cl. A(a)                          42,600        1,838,616
Marvell Technology Group Ltd.(a)                 14,100          762,810
NVIDIA Corp.(a)                                   3,600          206,136
                                                             ------------
                                                               4,259,970
                                                             ------------
                                                              15,035,336
                                                             ------------

Finance-16.7%
Banking - Money Center-4.5%
JPMorgan Chase & Co.                             26,500        1,103,460
UBS AG                                           11,400        1,253,658
                                                             ------------
                                                               2,357,118
                                                             ------------

Banking - Regional-1.5%
Northern Trust Corp.                             15,200          798,000
                                                             ------------

Brokerage & Money Management-9.5%
Franklin Resources, Inc.                         12,500        1,178,000
Legg Mason, Inc.                                 10,800        1,353,564
Merrill Lynch & Co., Inc.                        15,700        1,236,532
The Goldman Sachs Group, Inc.                     8,100        1,271,376
                                                             ------------
                                                               5,039,472
                                                             ------------


6 . ALLIANCE ALL-MARKET ADVANTAGE FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Insurance-1.2%
ACE Ltd.                                          9,300      $   483,693
American International Group, Inc.                2,300          152,007
                                                             ------------
                                                                 635,700
                                                             ------------
                                                               8,830,290
                                                             ------------

Health Care-15.6%
Biotechnology-7.2%
Amgen, Inc.(a)                                    7,600          552,900
Genentech, Inc.(a)                               22,800        1,926,828
Gilead Sciences, Inc.(a)                         21,600        1,343,952
                                                             ------------
                                                               3,823,680
                                                             ------------

Drugs-3.4%
Teva Pharmaceutical Industries Ltd. (ADR)        43,800        1,803,684
                                                             ------------

Medical Products-1.9%
Alcon, Inc.                                       7,600          792,376
St. Jude Medical, Inc.(a)                         5,000          205,000
                                                             ------------
                                                                 997,376
                                                             ------------

Medical Services-3.1%
Caremark RX, Inc.(a)                             15,900          781,962
Medco Health Solutions, Inc.(a)                  10,000          572,200
WellPoint, Inc.(a)                                3,500          271,005
                                                             ------------
                                                               1,625,167
                                                             ------------
                                                               8,249,907
                                                             ------------

Consumer Services-12.6%
Cellular Communications-1.1%
America Movil SA de CV Series L (ADR)            18,000          616,680
                                                             ------------

Restaurant & Lodging-3.3%
Las Vegas Sands Corp.(a)                          9,600          543,936
McDonald's Corp.                                 15,600          536,016
Starbucks Corp.(a)                               17,800          669,992
                                                             ------------
                                                               1,749,944
                                                             ------------

Retail - General Merchandise-4.0%
Lowe's Cos., Inc.                                17,700        1,140,588
Target Corp.                                     18,800          977,788
                                                             ------------
                                                               2,118,376
                                                             ------------

Miscellaneous-4.2%
Google, Inc. Cl. A(a)(b)                          5,675        2,213,250
                                                             ------------
                                                               6,698,250
                                                             ------------

Energy-9.2%
Oil Service-9.2%
GlobalSantaFe Corp.                              19,000        1,154,250
Halliburton Co.                                  43,200        3,154,464
Nabors Industries Ltd.(a)                         8,200          586,956
                                                             ------------
                                                               4,895,670
                                                             ------------


ALLIANCE ALL-MARKET ADVANTAGE FUND . 7


                                                  Shares,
                                             Contracts(c)
                                             or Principal
                                                   Amount
Company                                             (000)     U.S. $ Value
-------------------------------------------------------------------------------

Aerospace & Defense-3.3%
Aerospace-3.3%
Rockwell Collins, Inc.                            3,000      $   169,050
The Boeing Co.                                   20,600        1,605,358
                                                             ------------
                                                               1,774,408
                                                             ------------

Capital Goods-1.2%
Miscellaneous-1.2%
General Electric Co.                             18,400          639,952
                                                             ------------

Consumer Staples-0.5%
Retail Stores - Food-0.5%
Whole Foods Market, Inc.                          4,000          265,760
                                                             ------------

Multi Industry Companies-0.4%
Textron, Inc.                                     2,000          186,780
                                                             ------------

Total Common Stocks
  (cost $35,370,871)                                          46,576,353
                                                             ------------


CALL OPTIONS PURCHASED(a)-6.3%

Alcon, Inc.
  expiring Aug '06 @ $120                            55           14,025
American International Group, Inc.
  expiring May '06 @ $40                            199          524,365
St. Jude Medical, Inc.
  expiring Jan '07 @ $35                            135          110,700
The Procter & Gamble Co.
  expiring Jul '06 @ $30                            390        1,095,900
UnitedHealth Group, Inc.
  expiring Jan '07 @ $35                            282          637,320
WellPoint, Inc.
  expiring Jan '07 @ $45                            280          957,600
                                                            ------------

Total Call Options Purchased
  (cost $3,706,193)                                            3,339,910
                                                            ------------

PUT OPTIONS PURCHASED(a)-0.0%
Apple Computer, Inc.
  expiring April '06 @ $55
  (cost $10,530)                                    90            4,950
                                                           ------------

SHORT-TERM INVESTMENT-9.0%
Time Deposit-9.0%
The Bank of New York
  3.75%, 4/03/06
  (cost $4,738,000)                             $ 4,738        4,738,000
                                                             ------------


8 . ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                            U.S. $ Value
-------------------------------------------------------------------------------

Total Investments-103.2%
  (cost $43,825,594)                                         $ 54,659,213
Other assets less liabilities-(3.2%)                          (1,682,744)
                                                             ------------
Net Assets-100%                                              $52,976,469
                                                             ------------


FUTURES CONTRACTS SOLD (see Note C)

                                                     Value at
              Number of   Expiration     Original     March 31,      Unrealized
  Type        Contracts      Month        Value         2006       Depreciation
-------------------------------------------------------------------------------
NASDAQ 100                   June
Index             9          2006       $1,520,100    $1,548,000     $ (27,900)

(a)  Non-income producing security.

(b) Position, or portion thereof, with an aggregate market value of $585,000 has been segregated to collateralize open futures contracts.

(c)  One contract relates to 100 shares unless otherwise indicated.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCE ALL-MARKET ADVANTAGE FUND . 9


STATEMENT OF ASSETS & LIABILITIES
March 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $43,825,594)             $54,659,213
Cash                                                                       493
Receivable for investment securities sold                              981,977
Dividends and interest receivable                                       21,408
Receivable for variation margin on futures contracts                     4,500
                                                                    ----------
Total assets                                                        55,667,591
                                                                   -----------

Liabilities
Dividends payable                                                    1,340,595
Payable for investment securities purchased                          1,196,549
Advisory fee payable                                                    55,835
Transfer agent fee payable                                               3,615
Accrued expenses                                                        94,528
                                                                   -----------
Total liabilities                                                    2,691,122
                                                                   -----------
Net Assets                                                         $52,976,469
                                                                   -----------

Composition of Net Assets
Capital stock, at par                                                  $36,830
Additional paid-in capital                                          58,643,678
Net investment loss                                                   (488,520)
Accumulated net realized loss on investment transactions           (16,021,238)
Net unrealized appreciation of investments                          10,805,719
                                                                   -----------
                                                                   $52,976,469
                                                                   -----------

Net Asset Value Per Share - 300 million shares of capital stock authorized, $.01 per value
  (based on 3,682,953 shares outstanding)                               $14.38
                                                                    ----------


See notes to financial statements.


10 . ALLIANCE ALL-MARKET ADVANTAGE FUND


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2006 (unaudited)


Investment Income
Dividends (net of foreign taxes
  withheld of $526)                                       $123,591
Interest                                                    38,569    $162,160
                                                         ----------

Expenses
Advisory fee                                               433,476
Custodian                                                   60,323
Administrative                                              48,580
Audit                                                       36,276
Legal                                                       31,559
Directors' fees                                             21,269
Printing                                                    18,458
Registration                                                12,588
Transfer agency                                              9,618
Miscellaneous                                                5,680
                                                         ----------
Total expenses                                             677,827
Less: expenses waived by the Adviser
  (see Note B)                                             (27,147)
                                                         ----------
Net expenses                                                           650,680
                                                                    ----------
Net investment loss                                                   (488,520)
                                                                    ----------

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                            5,112,318
  Futures contracts                                                    (51,682)
  Written options                                                       61,462
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                         (774,571)
  Futures contracts                                                    (27,900)
                                                                    ----------
Net gain on investment transactions                                  4,319,627
                                                                    ----------
Net Increase in Net Assets from
  Operations                                                        $3,831,107
                                                                    ----------


See notes to financial statements.


ALLIANCE ALL-MARKET ADVANTAGE FUND . 11


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months
                                                 Ended
                                                March 31,          Year Ended
                                                  2006            September 30,
                                              (unaudited)             2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                            $ (488,520)          $ (381,663)
Net realized gain on investment
  transactions                                  5,122,098            2,902,445
Net change in unrealized
  appreciation/depreciation of
  investments                                    (802,471)           6,734,680
                                              -----------          -----------
Net increase in net assets from
  operations                                    3,831,107            9,255,462
Distributions to Shareholders from
Net realized gain on investment
  transactions                                 (2,636,994)          (1,614,458)
Tax return of capital                                  -0-          (3,192,492)

Common Stock Transactions
Reinvestment of dividends resulting in the
  issuance of common stock                         55,379              260,117
                                              -----------          -----------
Total increase                                  1,249,492            4,708,629

Net Assets
Beginning of period                            51,726,977           47,018,348
                                              -----------          -----------
End of period (including net investment
  loss of ($488,520) and $0,
  respectively)                               $52,976,469          $51,726,977
                                              -----------          -----------


See notes to financial statements.


12 . ALLIANCE ALL-MARKET ADVANTAGE FUND


NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (unaudited)


NOTE A
Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (prior to February


ALLIANCE ALL-MARKET ADVANTAGE FUND . 13


24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


14 . ALLIANCE ALL-MARKET ADVANTAGE FUND


The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a fee comprised of a basic fee (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000R Growth Index ( the "Index"). The Basic Fee is 1.25% of the average of the net assets of the Fund, and may be adjusted upward or downward by up to .55%. During the six months ended March 31, 2006, the Adviser voluntarily waived .10% of the Basic Fee; such waiver amounted to $27,147. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the six months ended March 31, 2006, the fee as adjusted, amounted to 1.49% of the Fund's average net assets.

Pursuant to an Administration Agreement, the Fund reimburses the Administrator AllianceBernstein, L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Administrator") for its costs incurred for providing administrative services, provided however that such reimbursement shall not exceed an annualized rate of .25% of the average weekly net assets of the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended March 31, 2006, the Fund reimbursed ABIS $190 for such cost.

Under the terms of a Shareholder Servicing Agreement, the Fund paid its Shareholder Servicing Agent, UBS PaineWebber, Inc. a quarterly fee equal to the annualized rate of .10% of the Fund's average weekly net assets. The Shareholder Servicing Agreement was terminated effective October 1, 2005.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2006 amounted to $52,427, of which $360 and $0, respectively, was paid to Sanford C. Bernstein Co., LLC and Sanford C.Bernstein Limited, affiliates of the Adviser.


ALLIANCE ALL-MARKET ADVANTAGE FUND . 15


NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2006, were as follows:

                                                   Purchases          Sales
                                               -------------     -------------

Investment securities (excluding
  U.S. government securities)                   $ 29,036,735      $ 35,852,969
U.S. government securities                                -0-               -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                   $ 11,503,890
Gross unrealized depreciation                                       (670,271)
                                                                ------------
Net unrealized appreciation                                     $ 10,833,619
                                                                ------------

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not per-


16 . ALLIANCE ALL-MARKET ADVANTAGE FUND


form under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the six months ended March 31, 2006 were as follows:

                                                    Number of       Premiums
                                                    Contracts       Received
                                                   ----------       ---------
Options outstanding at
  September 30, 2005                                      -0-       $      -0-
Options written                                           26           73,500
Options terminated in closing purchase
  transactions                                           (26)         (73,500)
                                                   ----------       ---------

Options outstanding at
  March 31, 2006                                          -0-       $      -0-
                                                   ----------       ---------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from


ALLIANCE ALL-MARKET ADVANTAGE FUND . 17


losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


NOTE D
Capital Stock

During the six months ended March 31, 2006 and the year ended September 30, 2005, the Fund issued 4,063 shares and 19,193 shares, respectively, in connection with the Fund's dividend reinvestment plan.


NOTE E
Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.


NOTE F
Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:


                                                    2005           2004
                                                ----------       ----------
Distributions paid from:
   Ordinary income                              $1,614,458       $4,414,083
   Net long-term capital gains                          -0-              -0-
                                                ----------       ----------
Total taxable distributions                      1,614,458        4,414,083
Tax return of capital                            3,192,492          759,509
                                                ----------       ----------
Total distributions paid                        $4,806,950       $5,173,592
                                                ----------       ----------


18 . ALLIANCE ALL-MARKET ADVANTAGE FUND


As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                      $ (16,946,060)(a)
Unrealized appreciation/(depreciation)                       11,254,584(b)
                                                         -----------------
Total accumulated earnings/(deficit)                      $  (5,691,476)(c)
                                                         -----------------

(a) On September 30, 2005, the Fund had a net capital loss carryforward of $16,946,060 of which $5,475,704 expires in the year 2010 and $11,470,356 expires in 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders. During the year ended September 30, 2005, the Fund utilized $1,699,655 in carryforward losses.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


NOTE G
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.


ALLIANCE ALL-MARKET ADVANTAGE FUND . 19


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and


20 . ALLIANCE ALL-MARKET ADVANTAGE FUND


various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the


ALLIANCE ALL-MARKET ADVANTAGE FUND . 21


Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


22 . ALLIANCE ALL-MARKET ADVANTAGE FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                            Six Months
                                               Ended
                                             March 31,                      Year Ended September 30,
                                                2006      --------------------------------------------------------------
                                            (unaudited)      2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.06       $12.85       $13.69       $13.65       $19.68       $42.58

Income From Investment
  Operations
Net investment loss(a)                          (.13)(b)     (.10)(b)     (.18)        (.22)        (.26)        (.42)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  1.17         2.62          .76         1.58        (3.82)      (15.36)
Net increase (decrease) in net
  asset value from operations                   1.04         2.52          .58         1.36        (4.08)      (15.78)

Less: Distributions
Distributions from net realized
  gain on investments                           (.72)        (.44)       (1.21)          -0-          -0-       (3.52)
Tax return of capital                             -0-        (.87)        (.21)       (1.32)       (1.95)       (1.51)
Distribution in excess of
  net realized gain on
  investments                                     -0-          -0-          -0-          -0-          -0-       (2.09)
Total distributions                             (.72)       (1.31)       (1.42)       (1.32)       (1.95)       (7.12)
Net asset value, end of period                $14.38       $14.06       $12.85       $13.69       $13.65       $19.68
Market value, end of period                   $15.03       $14.15       $14.19       $14.30       $13.45       $19.90
Premium/(Discount)                              4.52%         .64%       10.43%        4.46%       (1.47)%       1.12%

Total Return
Total investment return
  based on:(c)
Market value                                    7.26%        9.72%        9.39%       16.93%      (24.59)%     (38.96)%
Net asset value                                11.40%       20.39%        3.74%       10.42%      (22.64)%     (41.76)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $52,976      $51,727      $47,018      $49,797      $49,534      $71,180
Ratio to average net assets of:
  Expenses, before waivers                      2.47%(d)     1.79%        1.74%        2.28%        2.06%        2.45%
  Expenses, net of waivers                      2.37%(d)     1.73%        1.73%        2.28%        2.06%        2.45%
  Net investment loss                          (1.78)%(d)    (.78)%(b)   (1.30)%      (1.58)%      (1.38)%      (1.47)%
Portfolio turnover rate                           60%         189%         336%         294%         215%         311%


See footnote summary on page 24.


ALLIANCE ALL-MARKET ADVANTAGE FUND . 23


(a)  Based on average shares outstanding.

(b)  Net of waivers/reimbursement by the Adviser.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


24 . ALLIANCE ALL-MARKET ADVANTAGE FUND


ADDITIONAL INFORMATION
(unaudited)


Supplemental Proxy Information

The Annual Meeting of Stockholders of the Alliance All-Market Advantage Fund, Inc. was held on March 29, 2006.

A description of each proposal and the number of shares voted at the Meeting are as:

                                                                       Abstain/
                                                          Voted       Authority
                                                           For         Withheld
-------------------------------------------------------------------------------
1. To elect a Class Two
   Director:
   (term expires in 2008)    D. James Guzy              3,376,117       55,261

2. To elect Class Three
    Directors:
   (term expires in 2009)    Marc O. Mayer              3,376,452       54,926
                             Marshall C. Turner, Jr.    3,371,184       60,194


ALLIANCE ALL-MARKET ADVANTAGE FUND . 25


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly(3), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator
AllianceBernstein, L.P.
1345 Avenue of the Americas
New York, NY 10105


Dividend Paying Agent, Transfer Agent and Registrar

ComputerShare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


Custodian

The Bank of New York
100 Church Street
New York, NY 10286


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)  Member of the Fair Value Pricing Committee.

(3) Mr. Reilly is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on April 21, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the period.


26 . ALLIANCE ALL-MARKET ADVANTAGE FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National              Michigan
Insured National      Minnesota
Arizona               New Jersey
California            New York
Insured California    Ohio
Florida               Pennsylvania
Massachusetts         Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCE ALL-MARKET ADVANTAGE FUND . 27


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers ina table called "Closed-End Funds."

Dividend Reinvestment Plan

All shareholders whose shares are regis-tered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


28 . ALLIANCE ALL-MARKET ADVANTAGE FUND


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Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
-------------------------------------------------------------------------------


ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN
Investments


AMA-0152-0306




ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
The following exhibits are attached to this Form N-CSR:

EXHIBIT NO. DESCRIPTION OF EXHIBIT

12 (b) (1)  Certification of Principal Executive Officer Pursuant to Section 302
            of the Sarbanes-Oxley Act of 2002

12 (b) (2)  Certification of Principal Financial Officer Pursuant to Section 302
            of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant):  Alliance All-Market Advantage Fund, Inc.

By: /s/ Marc O. Mayer
    -----------------
    Marc O. Mayer
    President

Date: May 29, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Marc O. Mayer
    -----------------
    Marc O. Mayer
    President

Date: May 29, 2006

By: /s/ Mark D. Gersten
    -------------------
    Mark D. Gersten
    Treasurer and Chief Financial Officer

Date: May 29, 2006